UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2019

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2019, New Residential Investment Corp. (the “Company”), NRZ Advance Receivables Trust 2015-ON1 (an indirect subsidiary of the Company, the “Issuer”), HLSS Holdings, LLC (an indirect subsidiary of the Company, “HLSS”), Deutsche Bank National Trust Company (“Deutsche Bank”), Ocwen Loan Servicing, LLC (“Ocwen”), New Residential Mortgage LLC (a subsidiary of the Company, “NRM”), NewRez LLC d/b/a Shellpoint Mortgage Servicing (a subsidiary of the Company, “Shellpoint”) and JPMorgan Chase Bank, N.A. (the “VFN Administrative Agent”) amended the Series 2018-VF1 Indenture Supplement (the “Amendment”) related to the Series 2018-VF1 Notes (the “Series 2018-VF1 Notes”). The Series 2018-VF1 Notes are issued under the Second Amended and Restated Indenture dated as of September 7, 2018 (the “Indenture”), by and among the Issuer, Deutsche Bank, Ocwen, HLSS, NRM, Shellpoint and Credit Suisse AG, New York Branch, as administrative agent and as consented to by the VFN Administrative Agent, and a series indenture supplement (the “Series 2018-VF1 Supplement”) dated March 22, 2018. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein.

The Series 2018-VF1 Indenture Supplement was amended to (i) extend the revolving period for the Series 2018-VF1 Notes to March 20, 2020, (ii) increase the Company’s maximum permitted ratio of indebtedness to tangible net worth for purposes of a target amortization event applicable to the Series 2018-VF1 Notes from 4:1 to 6:1 and (iii) increase certain concentration limitations applicable to the Series 2018-VF1 Notes for certain types of residential mortgage servicing agreements under which the related financed servicer advances arise.

The Series 2018-VF1 Indenture Supplement is incorporated by reference to the Company’s Current Report on Form 8-K, filed March 28, 2018. The Indenture is incorporated by reference to the Company’s Current Report on Form 8-K, filed September 7, 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1
Amendment No. 3 to Series 2018-VF1 Indenture Supplement, dated as of March 11, 2019, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, New Residential Mortgage LLC, NewRez LLC d/b/a Shellpoint Mortgage Servicing, JPMorgan Chase Bank, N.A. and New Residential Investment Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date: March 15, 2019